EX-10.17

                                                                  EXECUTION COPY
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                             INTERCREDITOR AGREEMENT

                           RELATING TO THE OFFERING OF

                     12% SECURED CONVERTIBLE NOTES DUE 2006

                                       OF

                                SHEERVISION, INC.

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                         DATED AS OF SEPTEMBER 13, 2005


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       INTERCREDITOR AGREEMENT (this "AGREEMENT"),  dated as of September
       13, 2005, between SHEERVISION, INC., a California corporation with offices located at 4040 Palos Verdes Drive North, Suite 105, Rolling Hills Estates, California 90274 (the "COMPANY") and THE HOLDERS (the "INVESTORS") of the 12% Secured Convertible Notes due 2006 of the COMPANY (the "NOTES").


                                  INTRODUCTION

       In accordance with the Confidential Private Placement Memorandum, dated August 24, 2005, of the Company and the documents attached thereto, including, without limitation, the Subscription Package attached thereto (the "SUBSCRIPTION"), the Investors have agreed to purchase from the Company the Notes, each dated as of the date hereof, and delivered respectively to the Investors pursuant to the Subscription, dated as of the date hereof, by and between the Company and each of the Investors. Pursuant to Notes, the obligations of the Company under the Notes are secured by a security interest, granted in favor of the Investors in and to all property and assets of the Company (the "SECURITY INTEREST"). The Company's obligations, as set forth in the Notes, are sometimes referred to herein as the "COMPANY'S OBLIGATIONS". The Investors desire to enter into this Agreement in order to set forth their understanding with respect to several matters pertaining to the servicing of the Loan (as hereinafter defined) and the enforcement of their respective rights with respect to the Notes, as well as matters related to the subordination thereof.

       NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

       1.     Loan Advance.

              The Investors have advanced, pursuant to the terms and conditions set forth in the Transaction Documents (as defined in the Notes), the amounts set forth in Exhibit A attached hereto (in the aggregate, the "LOAN"). For the purposes of this Agreement, the amount of principal, plus interest accrued thereon, owed to each Investor under its respective Note as a proportion of the aggregate amount of the Loan, shall be referred to as such Investor's respective percentage interest (the "PERCENTAGE INTERESTS").

       2.     Ownership Interest.

              Each Investor shall own an interest in the Loan equal to its Percentage Interest as described on Exhibit A and each Investor shall own its interest the Company's Obligations. Except as otherwise stated herein, the Investor shall own, PARI PASSU to each of the other Investors, an undivided fractional interest equal to such Investor's Percentage Interest in: (a) the

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Loan;  (b) all payments made on or in respect of the Loan; (c) all recoveries or distributions in connection with the Loan; and (d) all present and future collateral (and all proceeds in connection therewith) securing the same.

       3.     No Representation or Warranty Relating to Loan.

              3.1. No Investor has made any warranty or representation to any other Investor, expressed or implied, with respect to the Loan, the adequacy of security for the Loan, the existing or future solvency or financial worth of the Company, and the ability of the Company to repay the Loan and the Company's
Obligations. Each Investor acknowledges that the Loan and the Company's Obligations carry a high degree of risk; that the Company may default on the Loan, which may result in a bankruptcy filing and/or foreclosure action and/or a deterioration of the collateral for the Loan; and that it may not be possible for the Investors to collect the full principal balance of the Loan, any or all of the accrued interest on the Loan, and/or any or all other amounts due with respect to the Loan.

              3.2. Any information, data, projections and other materials heretofore supplied to each Investor has been extrapolated from material supplied by the Company or due diligence. Each Investor acknowledges and agrees that no Investor makes any representation or warranty as to the nature and quality of such information. Each Investor acknowledges and agrees that it has had ample opportunity to make and have made such investigations as it has deemed necessary under the circumstances.

       4.     Expenses.

              All expenses including, but not limited to, counsel fees and court costs paid or incurred by any Investor (an "OBLIGATED PARTY") in any action to collect or foreclose on any of the Company's Obligations, the Security Interest or the Loan, shall be borne by the Investors in accordance with their respective Percentage Interests at the time of the default or the failure of performance giving rise to the action to collect or enforce the rights of the Investors under the Noteor the Company's Obligations. Payment shall be made by each Investor to the Obligated Party within five (5) days after receipt of notice of demand for the payment of such Investor's PRO RATA share. If such payment is not made when due, the Obligated Party may make such payment on the defaulting Participant's behalf, such payment shall bear interest at the rate of ten percent (10%) PER ANNUM and shall be automatically repaid to the Obligated Party out of the first funds received on behalf of the defaulting Participant from or on behalf of the Company.

       5.     Distribution of Sale or Refinance Proceeds.

              5.1. If Company repays or refinances the Loan, or if the Company is in default of the Company's Obligations and any Investor sells or disposes of any Collateral for the Loan or any Investor otherwise recovers all or part of the principal and interest and other amounts due and owing under the Company's Obligations, the net proceeds of said refinances or sale or the amount of principal, interest and other amounts repaid shall be distributed in the following order of priority:

                     (a)    First,   repayment  of  each   Investor's   expenses
described above in Section 4;

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                     (b)    Second,   repayment  of  remaining   principal   and
interest (exclusive of default interest and late charges to each Investor);

                     (c) Third, repayment of default interest, late charges, and any other amounts to each Investor PARI PASSU in accordance with their respective Percentage Interests;

              5.2. The priorities of allocation set forth in Section 5.1 shall apply in all circumstances, including with respect to any distribution made in any case or proceeding under Title 11 of United States Code or any other proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation.

              5.3. If any Investor (an "EXCESS PARTY") shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff, or otherwise) as a result of the realization, sale or other remedial disposition of, or foreclosure on, any Collateral or any repayment under the
Note in excess of the amount it is then entitled to receive under the terms of this Agreement and the Note, such Excess Party shall hold such amount in trust for the ratable benefit of the other Investors in accordance with the terms of this Agreement.

       6.     Subordination.

              6.1. The Investors hereby expressly subordinate the obligations under the Notes to the Qualified Facility (as hereinafter defined) as set forth below. Notwithstanding the respective dates of attachment or perfection of the security interest of the Investors and the security interest securing the Qualified Facility, the security interest securing the Qualified Facility in the Collateral shall at all times be senior to the security interest of Investors. For purposes hereof, the term "QUALIFIED FACILITY" shall mean a single revolving credit line or term loan entered into by the Company and an FDIC-insured commercial bank lender between the Issue Date and the Maturity Date with a principal amount not to exceed $1,000,000.

              6.2. The Notes shall be subordinated in right of payment to the payment obligations of the Company set forth in the Qualified Facility now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys' fees), including, without limitation, all interest accruing after the commencement by or against the Company of any bankruptcy, reorganization or similar proceeding.

              6.3. The Investors shall be entitled to receive the payment of the principal amount of, and accrued and unpaid interest on, the Notes, provided that an Event of Default, as defined in the Notes, has not occurred and is not continuing and would not exist immediately after such payment. Nothing in the foregoing paragraph shall prohibit the Investors from converting all or any part of the obligations under the Notes into equity securities of the Company.

              6.4. The Investors shall promptly deliver to the creditor with respect to the Qualified Facility in the form received (except for endorsement or assignment by the Investor where required by the creditor with respect to the Qualified Facility) for application to the obligations under the Qualified Facility any payment, distribution, security or proceeds received


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by, or on behalf of, the  Investor  with  respect to the  obligations  under the
Notes other than in accordance with this Agreement.

              6.5. In the event of the Company's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and the claims of the creditor with respect to the Qualified Facility against the Investors and the estate of any Investor shall be paid in full before any payment is made to any Investor.

              6.6. By the execution of this Agreement, the Investors hereby authorize the creditor under the Qualified Facility to amend any financing statements filed by or on behalf of the Investors against the Company substantially as follows: "In accordance with a terms and conditions set forth in the 12% Secured Convertible Notes due 2006 by the Debtor in favor of the creditors, has subordinated any security interest or lien that such secured party may have in any property of the Debtor to the security interest of the undersigned in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the secured party and the undersigned."

              6.7. No amendment of the documents evidencing or relating to the obligations under the Notes shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the obligations under the Notes or the subordination of the security interest or lien that the Investors may have in any property of the Company. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the obligations under the Notes, or (ii) accelerate the payment of the principal or interest or any other portion of the obligations under the Notes.

       7.     Miscellaneous.

              7.1.   Authorization.   Each  of  the   Investors   warrants   and
represents that it is duly authorized to execute this Agreement and comply with its obligations hereunder.

              7.2. Survival. The representations, warranties, covenants and agreements made herein shall survive the execution of this Agreement.

              7.3. Assignment. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any party hereto without the prior written consent of the other party. Any instrument purporting to make an assignment in violation of this Section 7.3 shall be void.

              7.4. Benefits of Agreement. This Agreement and all obligations hereunder shall be binding upon the successors and assigns of the parties hereto, and shall, together with the rights and remedies of the Investors hereunder, inure to the benefit of the Investors and their respective successors and assigns.

              7.5. Entire Agreement. This Agreement and the Exhibit hereto and the Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

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              7.6.   Severability.  In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

              7.7. Further Assurances. Each party agrees to execute such other documents, instruments, agreements and consents, and take such other actions as may be reasonably requested by the other parties hereto to effectuate the purposes of this Agreement.

              7.8. Amendment and Waiver. This Agreement may be amended, modified or waived only with the prior written consent of each of the parties.

              7.9.   Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Transaction Documents, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach, default or noncompliance under this Agreement or the Transaction Documents, or any waiver on such party's part of any provisions or conditions therein and must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies shall be cumulative and not alternative.

              7.10. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day,
(c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. Any notice herein required or permitted to be given shall be given by depositing the same in the United States first class mail, postage prepaid, or hand delivered or transmitted by facsimile, in any case with a copy sent by overnight courier service, and addressed to the parties as follows:

                     IF TO THE INVESTORS: At the respective address set forth on the signature page hereto.


                     WITH A COPY TO:

or, to such other place or places as any of the parties shall designate by written notice to the other party.

              7.11. Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                                      -5-
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              7.12.  Counterparts.  This Agreement may be executed in any number of counterparts (facsimile or otherwise), each of which shall be an original, but all of which together shall constitute one instrument.

              7.13. Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.

              7.14.  Governing  Law.  This  Agreement   shall  be  construed  in
accordance with, and governed by, the laws of the State of New York (without giving effect to conflict of laws principles).

              7.15. Consent to Jurisdiction and Service of Process. Each of the parties hereby irrevocably and unconditionally submits to the jurisdiction of the courts of the State of New York and of the Federal courts sitting in the State of New York in any action or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based in contract, tort, equity or any other theory). Each of the parties agrees that all actions or proceedings arising out of or relating to this agreement must be litigated exclusively in any such State or, to the extent permitted by law, Federal court that sits in the County of New York, and accordingly, each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such action or proceeding in any such court. Each party further irrevocably consents to service of process in the manner provided for notices in Section 7.10. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

              7.16. Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in any action or proceeding directly or indirectly arising out of or relating to this Agreement or the transactions contemplated hereby (whether based on contract, tort, equity or any other theory). Each of the parties (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 7.16.

              7.17. General. All Exhibits and Schedules are hereby incorporated by reference and made a part of this Agreement.

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              IN WITNESS WHEREOF, the Parties have executed this Agreement as of the first date written above.



                                        THE COMPANY:



                                        BY:
                                           -------------------------------------
                                           NAME:
                                           TITLE:


INVESTOR:

BY:
   -------------------------------------
   NAME:
   TITLE:

Note No.:
Amount:  $
Investor Name:
Address:

Telephone:
Facsimile:

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                                                                       EXHIBIT A

                        PERCENTAGE INTERESTS OF INVESTORS

                            (AS OF ________________)



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                                                              PRINCIPAL AMOUNT
                                                              OUTSTANDING UNDER
NAME AND ADDRESS OF INVESTOR            PERCENTAGE INTEREST   RESPECTIVE NOTE
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                                 TOTALS        100%                 US$
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